UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: July 16, 2015

(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51770	87-0733770
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2130 North Lincoln Park West 8N, Chicago, IL 60614

(Address of principal executive offices) (Zip Code)

773-698-6047

(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Glenn Laken, Chairman and CEO of CMG Holdings announced today that Company management has arranged financing for all litigation costs related to CMG’s civil RICO lawsuit against Hudson Gray, Studio AG, Mixed Company and the Hudson Defendants. Under the terms of this arrangement, CMG’s only financial responsibilities will be out of pocket expenses, such as experts and deposition costs. In return for said funding, CMG has agreed to share any recovery costs on a 67 - 33 split basis. Mr. Laken noted, “This financing arrangement is a critical component for the Company, to assure that shareholder’s claims against Hudson Gray are vigorously litigated and collected without any danger of coming up short monetarily.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 21, 2015	CMG HOLDINGS GROUP, INC.

/s/ Glenn Laken
Name: Glenn Laken
Its: CEO and Chairman